RETIREMENT INCOME BUILDER – BAI VARIABLE ANNUITY

Issued by

TRANSAMERICA LIFE INSURANCE COMPANY

Supplement dated November 9, 2005

to the

Prospectus dated May 1, 2005

Effective December 12, 2005, the J.P. Morgan Mid Cap Value subaccount is closed to new investment. “Closed to new investment” means no one can allocate additional amounts (either through policy transfer or additional premium) to that subaccount after December 9, 2005.

If you have any amount in the J.P. Morgan Mid Cap Value subaccount on December 12, 2005, you may do the following (subject to the terms and conditions contained in the prospectus):

•	transfer amounts out of the J.P. Morgan Mid Cap Value subaccount into other subaccounts;

•	withdraw amounts from the J.P. Morgan Mid Cap Value subaccount; and

•	maintain your current investment in the J.P. Morgan Mid Cap Value subaccount.

Please note: If you have given us allocation instructions for premium payments or other purposes (for example, dollar cost averaging or asset rebalancing) directing us to invest in the J.P. Morgan Mid Cap Value subaccount, you need to provide us with new instructions for amounts that would have otherwise gone into that subaccount. Absent new instructions; we will be unable to process your premium payment, dollar cost averaging, asset rebalancing or other transaction.

As always, the availability of any subaccount as an investment option, including the J.P. Morgan Mid Cap Value subaccount, is subject to change. See the prospectus for more information concerning the addition, deletion or substitution of investments.